UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014

ACTAVIS plc

(Exact name of registrant as specified in its charter)

Ireland	000-55075	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On February 25, 2014, Actavis, plc (the “Company”) filed with the Securities and Exchange Commission (“SEC”) its annual report on Form 10-K for the fiscal year ended December 31, 2013, as revised by Form 8-K filed on May 20, 2014 (the “Annual Report”), in which the Company revised its previously filed financial statements and other relevant sections of its annual report on Form 10-K to reflect the impact of changes in operating segments made in the first quarter of 2014, in connection with the then proposed acquisition of Forest Laboratories, Inc. The 2013 annual report contained certain information relating the Company’s operating segments. In the third quarter of 2014, the Company realigned its global strategic business structure. Prior to the realignment, the Company operated and managed its business as two distinct operating segments: Actavis Pharma and Anda Distribution. Under the new organizational structure, the Company organized its business into three operating segments: North American Brands, North American Generics and International, and Anda Distribution. The North American Brands segment includes patent-protected and off-patent products that the Company sells and markets as brand pharmaceutical products within North America. The North American Generics and International segment includes certain trademarked off-patent products that the Company sells and markets as off-patent pharmaceutical products that are therapeutically equivalent to proprietary products within North America. Also included in this segment are international revenues which include patent-protected and off-patent products that the Company sells and markets as brand pharmaceutical products, certain trademarked off-patent products that the Company sells and markets as off-patent pharmaceutical products that are therapeutically equivalent to proprietary products, over the counter products and revenues from our third party Medis business. The Anda Distribution segment distributes generic and brand pharmaceutical products manufactured by third parties, as well as by the Company, primarily to independent pharmacies, pharmacy chains, pharmacy buying groups and physicians’ offices. The Anda Distribution segment operating results exclude sales of products developed, acquired, or licensed by the North American Brands and North American Generics and International segments.

The Company has revised its previously filed financial statements and other relevant sections of our 2013 Annual Report for this change in exhibit 99.1. These revisions do not impact the consolidated balance sheet, the consolidated statement of operations, the consolidated statement of comprehensive (loss) / income, the consolidated statement of cash flows or the consolidated statement of stockholders’ equity.

The “Controls and Procedures” section is unchanged from the 2013 Annual Report, but is included because the Report of the Independent Registered Public Accounting Firm regarding internal control over financial reporting references that item.

Information in the 2013 annual report on Form 10-K has not been updated for other events or developments that occurred subsequent to the filing of the 2013 annual report on Form 10-K with the SEC. This Current Report should be read in conjunction with the portions of the 2013 annual report on Form 10-K that have not been updated herein.

The Company is filing this Current Report to reflect the impact of the changes in segment reporting so it may incorporate the information contained herein by reference in future filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised sections of the 2013 annual report on Form 10-K.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2014

ACTAVIS plc

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer

3